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                                                                    EXHIBIT 23.1

INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Amendment No. 4 to Registration Statement Nos. 333-67581, 333-67581-01, 333-67581-02, 333-67581-03, and
333-67581-04 of UnionBanCal Corporation of our report dated February 2, 1999 appearing in Form 8-K of UnionBanCal Corporation dated February 5, 1999, and to the reference to us under the heading "Experts" in the Prospectus, which is a part of these Registration Statements.



/s/ DELOITTE & TOUCHE LLP
San Francisco, California
February 8, 1999